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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          April 15, 2002
                                                  ------------------------------


                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



              0-5965                                      36-2723087
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     (Commission File Number)                 (IRS Employer Identification No.)


Fifty South LaSalle Street, Chicago, Illinois               60675
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   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (312) 630-6000
                                                     ---------------------------

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Item 5.   Other Events

          The information contained in the registrant's April 15, 2002 press release, reporting on the registrant's earnings for the first quarter of 2002, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits:

          Exhibit 99     April 15, 2002  Press Release

                                        2

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             NORTHERN TRUST CORPORATION
                                             --------------------------
                                                    (Registrant)


Dated: April 15, 2002                    By: /s/ Perry R. Pero
                                             --------------------------
                                                 Perry R. Pero
                                                 Vice Chairman
                                                 and Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------


Number                  Description                         Page Number
------                  -----------                         -----------

 99            April 15, 2002  Press Release                      5


                                        4